EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. '1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of TORCH EXECUTIVE SERVICES LTD. (the “Company”) on Form 10-QSB for the quarter ended April 30, 2004 as filed with the Securities and Exchange Commission on the date here of (the “Report”), I, Frank Torchia, Chief Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. '1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Frank Torchia
Frank Torchia
Chief Executive and Financial Officer
June 10, 2004